                GREEN   [GRAPHIC                                   ANNUAL REPORT
              CENTURY    APPEARS
                FUNDS    HERE]                       Green Century Balanced Fund
                                                                   June 30, 1998
                                                                   July 31, 1998
                                                       Green Century Equity Fund
                                                                   July 31, 1998

    An Investment For Your Future. 29 Temple Place, Boston, Massachusetts 02111

          For information on the Green Century Funds (R), call 1-800-93-GREEN. For information on opening an account, details on account services and information about existing accounts, call 1-800-221-5519. For share price information, call 1-800-882-8316 24 hours a day.
--------------------------------------------------------------------------------
          Dear Green Century Funds Shareholder:

          The Green Century Funds were founded in 1991 by a partnership of non-profit environmental advocacy organizations. Since that time, our mission has been to seek solid financial returns for environmentally conscious investors while promoting greater corporate environmental accountability. We are pleased to report to our shareholders our progress toward these goals.
          The Green Century Equity Fund's performance was competitive during its fiscal year ended July 31, 1998, outdistancing the one-, three- and five-year Lipper averages for growth funds for the periods ended July 31, 1998. The Green Century Balanced Fund underperformed in its last quarter, leading to disappointing year-end returns.*
          Assets under management nearly doubled in the last year and the number of shareholder accounts grew by 116%. We welcome our many new investors and thank our long-term shareholders for your continued commitment to environmentally responsible investing.

          THE GREEN CENTURY EQUITY FUND'S total return for its fiscal year ended July 31, 1998 was 21.32%, exceeding the return for the Standard & Poor's 500 Index (the "S&P 500")/1/ of 19.28% and well above the 13.15% average total return of growth funds tracked by Lipper Analytical Services ("Lipper") for the same time period./2/ In comparison to the S&P 500, the Equity Fund benefited from its underexposure to the producer goods, international oil and chemical industries and from its overexposure to telecommunications and retail industries. Conversely, the Fund suffered from its underexposure to pharmaceutical and domestic petroleum reserve industries. It was also hurt by its overexposure to companies with greater variability in markets, greater trading activity and greater labor intensity.
          For the three-year period ended July 31, 1998, the average annual total return for the Green Century Equity Fund was 28.48%, just slightly above the 28.37% for the S&P 500 and surpassing the 20.97% average annual total return of growth funds tracked by Lipper for the same time period. The five-year average annual total return of the Equity Fund as of July 31, 1998 was 21.90%, behind the S&P 500's 22.91% but beating the Lipper average annual total return of growth funds of 18.42% for the same period. Since inception on June 3, 1991, the average annual total return for the Green Century Equity Fund was 18.01%./3/
          The Green Century Equity Fund invests primarily in a portfolio of the 400 companies that comprise the Domini Social Index, a broadly diversified portfolio which excludes companies with the worst

*The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

environmental and social records. As of July 31, 1998, 99.09% of the net assets of the Fund were invested in the stocks of the 400 companies.

          THE GREEN CENTURY BALANCED FUND'S total return for the year ended July 31, 1998 was 2.07%; the average total return of balanced fund's tracked by Lipper was 9.75% for the same period./4/ As of July 31, 1998, the three- and five-year average annual total returns of the Balanced Fund were 12.55% and 10.37%, respectively, as compared to the three- and five-year Lipper balanced fund average annual total returns of 16.27% and 13.54% for the same time periods. Since inception on March 18, 1992, the Green Century Balanced Fund's average total return was 8.20%.
          On the heels of a very strong first quarter in calendar year 1998, the Green Century Balanced Fund's performance lagged in the last four months of the year ended July 31, 1998. The Balanced Fund's portfolio manager, Jack Robinson provides this analysis: "One reason the Balanced Fund underperformed is that it is currently primarily invested in small- to mid-sized companies whose stocks peaked in mid-April and have declined significantly from that high. Growing concerns about Asian markets have lead many investors to redirect their capital to companies with large market capitalizations. While we cannot make guarantees about the Balanced Fund's future performance, I believe the Green Century Balanced Fund holds excellent high-growth companies which offer the potential for significant earnings growth at reasonable value. Over the long-term, I believe these environmentally responsible companies may enjoy advantages from cost reductions, quality improvements and access to expanding and new growth markets."
          The Green Century Balanced Fund invests primarily in the stocks and bonds of select companies that have clean environmental records, many of which also make positive environmental contributions. The Balanced Fund also invests in those companies that have minimized their adverse impact on the environment and those companies Green Century believes are "best in their class" companies that are setting standards for environmental protection in their industries. For instance, Hi-Rise Recycling, a recent addition to the Balanced Fund's portfolio, develops recycling systems that meet the challenges of urban recycling. The company's flagship system allows residents of multi-story buildings to press a button at a disposal chute to automatically sort and deliver recyclables./5/

          As of this writing in mid-August, the market, as represented by the S&P 500, is off nearly 10% from its July 17, 1998 peak, with the stocks of small companies, as represented by the Russell 2000 Index,/6/ off over 18% from their high on April 22, 1998. These recent declines serve as a reminder that investing in stocks, as do both Green Century Funds, entails significant volatility and risk, particularly in the short term.

          SHAREHOLDER ADVOCACY is critical to Green Century's mission of promoting corporate environmental responsibility. In May of 1998, the Green Century Equity Fund, on behalf of the Domini Social Index Portfolio, joined other shareholders of Procter & Gamble to file a resolution with the company./7/ It is Green Century's belief that Procter & Gamble's use of chlorinated bleached paper perpetuates the release of unnecessary toxins that are harmful to human and environmental health. The resolution presses the company to report on its plans for a long-term phase out of chlorinated compounds in all of its products. The proposal will be included in the company's proxy materials and voted on at the annual meeting of shareholders on October 13, 1998.

          THE GREEN CENTURY FUNDS BOARD OF TRUSTEES voted in June to change the fiscal year end of the Balanced Fund from June 30 to July 31 in order to bring the fiscal year end of the Balanced Fund in line with that of the Equity Fund. Thus, the accompanying financial statements for the Balanced Fund report on two periods, the Fund's previous fiscal year ended June 30, 1998 and the one month fiscal period ended

July 31, 1998. In the future, our Annual Report will include financial statements and data on both Funds for their fiscal years ending July 31.
          Thank you for your continuing confidence and investment in the Green Century Funds.

          Respectfully,

          The Green Century Funds


/1/ The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic stocks.
/2/ Lipper Analytical Services, Inc. is a respected mutual fund ranking service. The Lipper growth fund category of mutual funds includes funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.
/3/ The Green Century Equity Fund, which commenced investment operations in September, 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.
/4/ The Lipper balanced fund category of mutual funds includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.
/5/ As of July 31, 1998, Hi-Rise Recycling, Inc. composed 2.36% of the portfolio of the Green Century Balanced Fund. The holdings of the Balanced Fund may change due to ongoing management of the Fund. References to specific investments should not be construed as a recommendation of the security by the Funds, the advisor or their distributor.
/6/ The Russell 2000 is an index of the smallest 2000 companies in the Russell 3000 Index, as ranked by total market capitalizations. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.
/7/ As of July 31, 1998 Procter & Gamble comprised 2.24% of the portfolio in which the Green Century Equity Fund invests. Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the security by the Funds or their distributor.
This material must be preceded or accompanied by a current prospectus.
Distributor: Sunstone Distribution Services, LLC. 8/98

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY BALANCED FUND
  INVESTMENT OBJECTIVE--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of equity and fixed-income securities. The Fund invests in the securities of environmentally responsible and environmentally proactive companies.
  PORTFOLIO ORIENTATION--The Fund is invested in equity and fixed income securities of performance driven, environmentally responsible companies. Equity holdings focus on growth companies that have earnings growth greater than that of the overall market, a rate of growth that the Fund's portfolio manager believes will ultimately generate superior stock performance. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies.
  ECONOMIC ENVIRONMENT--In the United States, inflation and interest rates remain low while corporate earnings generally are rising, albeit at a modest single digit pace and significantly below the rate of increase in 1997. The global economic environment however is mixed: while Western Europe is strong, most other economies, including Japan, Southeast Asia and many emerging countries, are experiencing difficulties. As global markets have become increasingly interconnected, a rise in global economic uncertainties negatively impacts all economies and markets.
  INVESTMENT STRATEGY AND PERFORMANCE--The Balanced Fund's investment advisers believe that environmental responsibility and economic gain go hand in hand. The premise of the Fund is that environmental responsibility enhances corporate profitability, which in turn can produce competitive shareholder returns.
  The performance objective of the Fund is to be in the top quartile of all balanced funds. In order to reach this goal, the Fund is positioned in financially driven companies that are selling ecologically sustainable solutions and other companies with clean environmental records. Environmentally sound companies frequently enjoy higher profitability through lower costs and participation in growth markets. In addition, this investment strategy helps to avoid companies at risk due to exposure to environmental liability.
  The Fund's total return for the year ended July 31, 1998 was 2.07%, compared to 9.75% for the average balanced fund tracked by Lipper Analytical Services, Inc. during the same period. For the five years ended July 31, 1998, the Balanced Fund's average annual total return was 10.37%, compared to 13.54% for the average balanced fund tracked by Lipper. The Fund's average annual total return since inception on March 18, 1992 was 8.20%.

--------------------------------------------------------------------------------
                        GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]


                                                       Micropal       Micropal
                  Green Century                        Balanced    Environmental
Date              Balanced Fund     S&P 500 Index     Fund Index    Sector Index
----              -------------     -------------     --------     -------------
3/31/92              $10,000           $10,000         $10,000        $10,000
6/30/92              $10,015           $10,190         $10,120         $9,083
6/30/93              $10,385           $11,580         $11,526         $9,298
6/30/94               $9,987           $11,742         $11,651         $8,843
6/30/95              $11,486           $14,804         $13,463        $10,483
6/30/96              $14,010           $18,653         $15,544        $12,732
6/30/97              $16,142           $25,125         $18,508        $14,368
6/30/98              $18,262           $32,703         $21,751        $15,473
7/31/98              $16,792           $32,355         $18,362         $7,503

Past performance is not predictive of future performance

The S&P 500 Index is an unmanaged index of 500 stocks.

The Micropal Balanced Fund Index is a time weighted index of the returns of mutual funds that seek to achieve current income, growth of income and principal, and principal preservation through investment in a portfolio composed of bonds, stocks, and money market securities.

The Micropal Environmental Sector Index is a time weighted index of the returns of mutual funds that seek investments primarily in the environmental services sector of the economy.

          -----------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
          -----------------------------------------------------

         One year ended July 31, 1998..............................  2.07%
         -----------------------------------------------------------------
         Five years ended July 31, 1998............................ 10.37%
         -----------------------------------------------------------------
         Inception (March 18, 1992) to July 31, 1998...............  8.20%
         -----------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY EQUITY FUND
  INVESTMENT OBJECTIVE--The Green Century Equity Fund seeks long-term total return from a diversified portfolio of stocks which corresponds to the performance of an index consisting of approximately 400 companies which conform to basic standards for environmental and social corporate responsibility.
  PORTFOLIO ORIENTATION--The Fund seeks to achieve its investment objective by investing all its investable assets in the Domini Social Index Portfolio (the "Index Portfolio") which has the same investment objective as the Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to track the performance of a broad based index. The Equity Fund thus provides an investor with the opportunity to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria.
  In evaluating stocks for inclusion in the index, a company's environmental performance, employee relations, corporate citizenship, and the quality of the company's products and its attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.
  INVESTMENT STRATEGY AND PERFORMANCE--The Equity Fund's managers believe that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful. The Fund's managers also believe that such enterprises should over the long term be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.
  The Fund's total return for its fiscal year was 21.32%, compared to 19.28% for the Standard & Poor's 500 Index (the "S&P 500"). For the five years ended July 31, 1998, the Equity Fund's average annual total return was 21.90%, compared to 22.91% for the S&P 500. The Fund's average annual total return since inception on June 3, 1991 was 18.01%.*

--------------------------------------------------------------------------------
                        GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]


                   Green Century
Date                Equity Fund        S&P 500 Index
----                -----------        -------------
 6/3/91               $10,000             $10,000
7/31/91                $9,987              $9,987
7/31/92               $11,137             $11,264
7/31/93               $12,162             $12,249
7/31/94               $12,425             $12,880
7/31/95               $15,442             $16,243
7/31/96               $17,628             $18,934
7/31/97               $26,996             $28,807
7/31/98               $32,752             $34,362

Past performance is not predictive of future performance

Yearly periods ending July 31

The S&P 500 Index is an unmanaged index of 500 stocks. Its performance reflects reinvestment of dividends and distributions but not management and other operating expenses, as does the Fund's performance. Performance on the accompanying graph for the S&P 500 commences on May 31, 1991.

          -----------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
          -----------------------------------------------------

         One year ended July 31, 1998.............................. 21.32%
         -----------------------------------------------------------------
         Five years ended July 31, 1998*........................... 21.90%
         -----------------------------------------------------------------
         Inception (June 3, 1991) to July 31, 1998*................ 18.01%
         -----------------------------------------------------------------

* The Green Century Equity Fund, which commenced investment operations in September, 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1998
COMMON STOCKS--70.2%

                                                           SHARES     VALUE
ENVIRONMENTAL PRODUCTS & SERVICES--20.6%
CUNO Inc. (b).............................................  12,500 $   270,312
Galileo Corp. (b)......................................... 110,000   1,306,250
Hi-Rise Recycling Systems, Inc. (b)....................... 122,000     320,250
IMCO Recycling, Inc.......................................  10,000     185,000
Ionics, Inc. (b)..........................................   9,000     331,875
KTI, Inc. (b).............................................  24,000     519,000
Thermo Electron Corp. (b).................................     100       3,419
Thermo Trilogy Corp. (b)(f)...............................  12,000      99,000
U.S. Filter Corp. (b).....................................  11,180     313,739
                                                                   -----------
                                                                     3,348,845
                                                                   -----------
TECHNOLOGY--15.5%
C2i Solutions, Inc. (b)...................................  10,000      80,000
Checkpoint Systems, Inc. (b)..............................  25,000     353,125
Data Dimensions, Inc. (b).................................  25,000     426,562
Intel Corp................................................     200      14,825
Metrika Systems Corp. (b).................................  20,000     335,000
Natural Microsystems Corp. (b)............................  15,000     240,000
Orbital Sciences Corp. (b)................................  18,000     672,750
Project Software & Development, Inc. (b)..................  20,000     401,250
                                                                   -----------
                                                                     2,523,512
                                                                   -----------
NATURAL FOODS & NUTRACEUTICALS--7.0%
Nutraceutical International Corp. (b).....................  15,000     157,500
Rexall Sundown, Inc. (b)..................................  15,000     528,750
Whole Foods Market, Inc. (b)..............................   7,500     453,750
                                                                   -----------
                                                                     1,140,000
                                                                   -----------
COMMUNICATIONS--6.8%
NTN Communications, Inc. (b).............................. 250,000     250,000
Powerwave Technologies, Inc. (b)..........................  25,000     418,750
SmarTalk TeleServices, Inc. (b)...........................  30,000     436,875
Time Warner, Inc..........................................     100       8,544
                                                                   -----------
                                                                     1,114,169
                                                                   -----------
PHARMACEUTICALS--6.2%
Elan Corp. PLC ADR (b)(c).................................   6,000     385,875
Sepracor, Inc. (b)........................................  15,000     622,500
                                                                   -----------
                                                                     1,008,375
                                                                   -----------
HEALTH SERVICES & HOSPITAL SUPPLIES--5.2%
Hologic, Inc. (b).........................................  10,000     181,875
PSS World Medical, Inc. (b)...............................  36,000     526,500
Thermo Bioanalysis Corp. (b)..............................   7,500     135,938
                                                                   -----------
                                                                       844,313
                                                                   -----------

                                                           SHARES       VALUE
RETAIL--2.9%
CVS Corp................................................      10,000 $   389,375
Garden Fresh Restaurant Corp. (b).......................       5,000      90,000
                                                                     -----------
                                                                         479,375
                                                                     -----------
AGRICULTURE--2.1%
Potash Corp. of Saskatchewan (e)........................       4,500     340,031
                                                                     -----------
FINANCIAL SERVICES--1.9%
American International Group, Inc.......................         100      14,600
Conning Corp............................................      15,000     292,500
                                                                     -----------
                                                                         307,100
                                                                     -----------
CONSUMER PRODUCTS & SERVICES--1.0%
Advanced Lighting Technologies, Inc. (b)................       1,000      23,250
Bright Horizons, Inc. (b)...............................       5,000     140,000
                                                                     -----------
                                                                         163,250
                                                                     -----------
ENERGY--1.0%
Vestas Wind Systems A/S (b)(c)..........................       4,000     157,917
                                                                     -----------
PAPER & FOREST PRODUCTS--0.0%
Champion International Corp.............................         100       4,919
                                                                     -----------
Total Common Stocks
 (Cost $10,610,146).....................................              11,431,806
                                                                     -----------
CORPORATE BONDS & NOTES--23.5%
                                                          PRINCIPAL
                                                           AMOUNT
COMMUNICATIONS--8.1%
GST USA, Inc.
 0%, due 12/15/05 (g)................................... $   300,000 $   244,500
Globalstar LP
 11.25%, due 06/15/04...................................     200,000     195,000
Ionica PLC
 0%, due 05/01/07.......................................     400,000      82,000
Level 3 Communications, Inc.
 9.125%, due 5/01/08 (d)................................     300,000     293,625
Nextel Communications
 0%, due 08/15/04 (g)...................................     300,000     294,000
Winstar Communications, Inc.
 0%, due 10/15/05 (g)...................................     250,000     209,375
                                                                     -----------
                                                                       1,318,500
                                                                     -----------

                          GREEN CENTURY BALANCED FUND
                     PORTFOLIO OF INVESTMENTS--(CONCLUDED)

                                 JUNE 30, 1998

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
FOOD & BEVERAGE--5.9%
Curtice-Burns Foods
 12.25%, due 2/01/05.................................... $   200,000 $   222,000
Homeland Stores, Inc.
 10.00%, due 8/01/03....................................     250,000     237,500
Sparkling Spring Water
 11.50%, due 11/15/07 (d)...............................     250,000     262,500
Specialty Foods Corp.
 10.25%, due 8/15/01....................................     250,000     243,750
                                                                     -----------
                                                                         965,750
                                                                     -----------
CONSUMER GOODS--5.1%
Brazos Sportswear, Inc.
 10.50%, due 7/01/07....................................     300,000     208,500
Collins & Aikman Floorcovering Corp.
 10.00%, due 1/15/07 (d)................................     250,000     252,500
NBC Acquisition Corp.
 0%, due 2/15/09 (d)(g).................................     300,000     174,000
Nebraska Book Co.
 8.75%, due 2/15/08 (d).................................     200,000     192,000
                                                                     -----------
                                                                         827,000
                                                                     -----------
ENERGY--1.6%
Calpine Corp.
 8.75%, due 07/15/07 (d)................................     250,000     258,125
                                                                     -----------
EQUIPMENT--1.5%
Willcox & Gibbs, Inc.
 12.25%, due 12/15/03...................................     250,000     246,250
                                                                     -----------
ENVIRONMENTAL SERVICES--1.3%
ICF Kaiser International
 13.00%, due 12/31/03...................................     200,000     219,000
                                                                     -----------
Total Corporate Bonds and Notes (Cost $3,924,002).......               3,834,625
                                                                     -----------
                                                           SHARES
WARRANTS--0.5%
C2i Solutions, Inc., Exp. 2/24/03
 (Cost $2,000)..........................................      20,000      75,624
                                                                     -----------

                   See Notes to Financial Statements

                     VALUE
SHORT-TERM
OBLIGATIONS--4.6%
REPURCHASE AGREE-
 MENTS
Salomon Brothers,
 5.25%, dated
 6/30/98, due
 7/01/98, pro-
 ceeds $745,552
 (collateralized
 by U.S. Treasury
 securities with
 maturities from
 5/15/99 through
 8/15/19, value
 $762,314)
 (Cost $745,443). $   745,443
                  -----------
TOTAL INVESTMENTS (A)--98.8%
 (Cost
  $15,281,591)...  16,087,498
                  -----------

WRITTEN OPTIONS--(0.0)%
                                                 NUMBER OF STRIKE
                                                 CONTRACTS  PRICE
Potash Corp. of Saskatchewan Call option,
 1/16/99........................................     45    $100.00      (4,219)
                                                                   -----------
Other Assets Less Other Liabilities--1.2%.......                       202,487
                                                                   -----------
NET ASSETS--100%.................................................. $16,285,766
                                                                   ===========

-------
(a) The cost of investments for federal income tax purposes is $15,281,591, resulting in gross unrealized appreciation and depreciation of $1,882,196 and $1,076,289, respectively, and net unrealized appreciation of $805,907.
(b) Non-income producing security.
(c) Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada. ADR after the name of a foreign holding stands for American Depository Receipt representing foreign securities on deposit with a domestic custodian bank.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) Securities pledged as collateral to cover outstanding call options written at June 30, 1998.
(f) Restricted Security. Purchased in a private placement transaction on December 19, 1997; resale to the public may require registration or sale only to qualified institutional buyers. This security is valued at fair value, which at June 30, 1998, is equal to cost.
(g) Step bond. Rate shown is currently in effect at June 30, 1998.

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

COMMON STOCKS--66.4%

                                                          SHARES     VALUE
ENVIRONMENTAL PRODUCTS & SERVICES--16.4%
CUNO Inc. (b)............................................  12,500 $   239,844
Galileo Corp. (b)........................................ 110,000     440,000
Hi-Rise Recycling Systems, Inc. (b)...................... 122,000     358,375
IMCO Recycling, Inc......................................  10,000     160,625
Ionics, Inc. (b).........................................   9,000     285,750
KTI, Inc. (b)............................................  25,000     600,000
Thermo Electron Corp. (b)................................     100       2,300
Thermo Trilogy Corp. (b)(f)..............................  12,000      99,000
U.S. Filter Corp. (b)....................................  11,180     301,860
                                                                  -----------
                                                                    2,487,754
                                                                  -----------
TECHNOLOGY--13.4%
C2i Solutions, Inc. (b)..................................  10,000      67,500
Data Dimensions, Inc. (b)................................  30,000     436,875
Intel Corp. .............................................     200      16,888
Metrika Systems Corp. (b)................................  20,000     285,000
Natural Microsystems Corp. (b)...........................  30,000     378,750
Orbital Sciences Corp. (b)...............................  18,000     490,500
Project Software & Development, Inc. (b).................  20,000     365,000
                                                                  -----------
                                                                    2,040,513
                                                                  -----------
NATURAL FOODS & NUTRACEUTICALS--8.3%
Natrol, Inc. (b).........................................   5,000      82,500
NBTY, Inc. (b)...........................................  13,400     221,937
Nutraceutical International Corp. (b)....................  10,000     100,000
Rexall Sundown, Inc. (b).................................  15,000     452,813
Whole Foods Market, Inc. (b).............................   7,500     406,875
                                                                  -----------
                                                                    1,264,125
                                                                  -----------
PHARMACEUTICALS--8.2%
Elan Corp. PLC ADR (b)(c)(e).............................   6,000     432,000
Sepracor, Inc. (b).......................................  15,000     810,000
                                                                  -----------
                                                                    1,242,000
                                                                  -----------
COMMUNICATIONS--7.1%
NTN Communications, Inc. (b)............................. 250,000     250,000
Powerwave Technologies, Inc. (b).........................  25,000     328,125
SmarTalk TeleServices, Inc. (b)..........................  30,000     496,875
Time Warner, Inc. .......................................     100       9,006
                                                                  -----------
                                                                    1,084,006
                                                                  -----------

                                                        SHARES       VALUE
HEALTH SERVICES & HOSPITAL SUPPLIES--5.7%
Hologic, Inc. (b)....................................      10,000 $   165,625
PSS World Medical, Inc. (b)..........................      36,000     559,123
Thermo Bioanalysis Corp. (b).........................       7,500     142,031
                                                                  -----------
                                                                      866,779
                                                                  -----------
RETAIL--3.2%
CVS Corp.............................................      10,000     410,000
Garden Fresh Restaurant Corp. (b)....................       5,000      85,000
                                                                  -----------
                                                                      495,000
                                                                  -----------
FINANCIAL SERVICES--1.9%
American International Group, Inc....................         100      15,081
Conning Corp. .......................................      15,000     277,500
                                                                  -----------
                                                                      292,581
                                                                  -----------
ENERGY--1.1%
Vestas Wind Systems A/S (b)(c).......................       4,000     163,482
                                                                  -----------
CONSUMER PRODUCTS & SERVICES--1.1%
Advanced Lighting Technologies, Inc. (b).............       1,000      24,125
Bright Horizons, Inc. (b)............................       5,751     138,745
                                                                  -----------
                                                                      162,870
                                                                  -----------
PAPER & FOREST PRODUCTS--0.0%
Champion International Corp..........................         100       4,244
                                                                  -----------
Total Common Stocks
 (Cost $10,481,137)..................................              10,103,354
                                                                  -----------
CORPORATE BONDS & NOTES--24.8%
                                                       PRINCIPAL
                                                        AMOUNT
COMMUNICATIONS--8.6%
GST USA, Inc.
 0%, due 12/15/05 (g)................................ $   300,000 $   248,250
Globalstar LP
 11.25%, due 06/15/04................................     200,000     186,000
Ionica PLC
 0%, due 05/01/07....................................     400,000      70,000
Level 3 Communications, Inc.
 9.125%, due 05/01/08 (d)............................     300,000     298,125
Nextel Communications
 0%, due 08/15/04 (g)................................     300,000     302,625

                          GREEN CENTURY BALANCED FUND
                     PORTFOLIO OF INVESTMENTS--(CONCLUDED)

                                 JULY 31, 1998

                                                          PRINCIPAL
                                                           AMOUNT       VALUE
Winstar Communications, Inc.
 0%, due 10/15/05 (g)................................... $   250,000 $   206,250
                                                                     -----------
                                                                       1,311,250
                                                                     -----------
FOOD & BEVERAGE--6.3%
Curtice-Burns Foods
 12.25%, due 02/01/05...................................     200,000     222,000
Homeland Stores, Inc.
 10.00%, due 08/01/03...................................     250,000     237,500
Sparkling Spring Water
 11.50%, due 11/15/07 (d)...............................     250,000     262,187
Specialty Foods Corp.
 10.25%, due 08/15/01...................................     250,000     243,438
                                                                     -----------
                                                                         965,125
                                                                     -----------
CONSUMER GOODS--5.5%
Brazos Sportswear, Inc.
 10.50%, due 07/01/07...................................     300,000     208,500
Collins & Aikman Floorcovering Corp.
 10.00%, due 01/15/07 (d)...............................     250,000     252,500
NBC Acquisition Corp.
 0%, due 02/15/09 (d)(g)................................     300,000     175,500
Nebraska Book Co.
 8.75%, due 02/15/08 (d)................................     200,000     192,500
                                                                     -----------
                                                                         829,000
                                                                     -----------
ENERGY--1.7%
Calpine Corp.
 8.75%, due 07/15/07 (d)................................     250,000     260,000
                                                                     -----------
EQUIPMENT--1.6%
Willcox & Gibbs, Inc.
 12.25%, due 12/15/03...................................     250,000     248,750
                                                                     -----------
ENVIRONMENTAL SERVICES--1.1%
ICF Kaiser International
 13.00%, due 12/31/03...................................     200,000     159,000
                                                                     -----------
Total Corporate Bonds and Notes
 (Cost $3,930,622)......................................               3,773,125
                                                                     -----------
                                                           SHARES
WARRANTS--0.3%
C2i Solutions, Inc., Exp. 02/24/03
 (Cost $2,000)..........................................      20,000      52,500
                                                                     -----------


                                                                          VALUE
SHORT-TERM OBLIGATIONS--6.0%
REPURCHASE AGREEMENTS
Salomon Brothers, 5.02%, dated 07/31/98, due
 08/03/98, proceeds $912,535 (collateralized
 by U.S. Treasury Bonds with maturities from
 02/15/15 through 02/15/85, value $930,396)
 (Cost $912,153)...................................................  $   912,153
                                                                     -----------
TOTAL INVESTMENTS (A)--97.5%
 (Cost $15,325,912)................................................   14,841,132
                                                                     -----------

WRITTEN OPTIONS--(0.0)%
                                                   NUMBER OF STRIKE
                                                   CONTRACTS PRICE
Elan Corp. PLC ADR
 Call option, 08/22/98 (c)........................     34    $75.00      (4,463)
                                                                    -----------
Other Assets Less Other Liabilities--2.5%.........                      375,130
                                                                    -----------
NET ASSETS--100%................................................... $15,211,799
                                                                    ===========

-------
(a) The cost of investments for federal income tax purposes is $15,325,912, resulting in gross unrealized appreciation and depreciation of $1,429,720 and $1,914,500, respectively, and net unrealized depreciation of $484,780.
(b) Non-income producing security.
(c) Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada. ADR after the name of a foreign holding stands for American Depository Receipt representing foreign securities on deposit with a domestic custodian bank.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) Securities pledged as collateral to cover outstanding call options written at July 31, 1998.
(f) Restricted Security. Purchased in a private placement transaction on December 19, 1997; resale to the public may require registration or sale only to qualified institutional buyers. This security is valued at fair value, which at July 31, 1998, is equal to cost.
(g) Step bond. Rate shown is currently in effect at July 31, 1998.

                   See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF ASSETS AND LIABILITIES

                                                     JULY 31, 1998  JUNE 30, 1998
ASSETS:
Investments, at value (cost of $15,325,912 and
 $15,281,591 at July 31, 1998 and June 30, 1998,
 respectively)....................................    $14,841,132    $16,087,498
Receivables for:
 Securities sold..................................        329,697        187,806
 Interest and dividends...........................         73,352         99,994
 Capital stock sold...............................          7,269          6,915
                                                      -----------    -----------
 Total assets.....................................     15,251,450     16,382,213
                                                      -----------    -----------
LIABILITIES:
Payable for securities purchased..................            --          48,375
Accrued expenses..................................         34,358         33,436
Payable for capital stock redeemed................            830         10,417
Written options (premiums received $6,664 and
 $16,445 at July 31, 1998 and June 30, 1998,
 respectively)....................................          4,463          4,219
                                                      -----------    -----------
 Total liabilities................................         39,651         96,447
                                                      -----------    -----------
NET ASSETS........................................    $15,211,799    $16,285,766
                                                      ===========    ===========
NET ASSETS CONSIST OF:
Paid-in capital...................................    $14,677,421    $14,420,784
Accumulated net realized gain on investments and
 options written..................................      1,013,880      1,046,849
Net unrealized appreciation (depreciation) on
 investments and options written..................       (482,579)       818,133
Accumulated undistributed net investment income...          3,077            --
                                                      -----------    -----------
NET ASSETS........................................    $15,211,799    $16,285,766
                                                      ===========    ===========
SHARES OUTSTANDING................................      1,199,430      1,180,620
                                                      ===========    ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
 PRICE PER SHARE..................................    $     12.68    $     13.79
                                                      ===========    ===========

                          GREEN CENTURY BALANCED FUND
                            STATEMENTS OF OPERATIONS

                                                        FOR THE        FOR THE
                                                    ONE MONTH ENDED  YEAR ENDED
                                                     JULY 31, 1998  JUNE 30, 1998
INVESTMENT INCOME:
Interest income...................................    $    35,892    $   332,764
Dividend income (net of foreign withholding tax of
 $180 and $704 for the one month ended July 31,
 1998 and the year ended June 30, 1998, respec-
 tively)..........................................          1,520         34,050
                                                      -----------    -----------
 Total investment income..........................         37,412        366,814
                                                      -----------    -----------
EXPENSES (NOTE 2):
Administrative services fee.......................         20,597        209,666
Investment advisory fee...........................         10,301        104,833
Distribution fee..................................          3,437         34,944
                                                      -----------    -----------
 Total expenses...................................         34,335        349,443
                                                      -----------    -----------
NET INVESTMENT INCOME.............................          3,077         17,371
                                                      -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
 MENTS (NOTE 1):
Net realized gain (loss) on:
 Investments......................................        (45,246)     1,615,375
 Options written..................................         12,277         86,343
                                                      -----------    -----------
                                                          (32,969)     1,701,718
                                                      -----------    -----------
Net increase (decrease) in unrealized net
 appreciation/depreciation of:
 Investments......................................     (1,290,688)      (492,411)
 Options written..................................        (10,024)        34,910
                                                      -----------    -----------
                                                       (1,300,712)      (457,501)
                                                      -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
 MENTS............................................     (1,333,681)     1,244,217
                                                      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    $(1,330,604)   $ 1,261,588
                                                      ===========    ===========

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                        FOR THE        FOR THE       FOR THE
                                    ONE MONTH ENDED  YEAR ENDED    YEAR ENDED
                                     JULY 31, 1998  JUNE 30, 1998 JUNE 30, 1997
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income.............   $     3,077    $    17,371   $    84,186
 Net realized gain (loss) on in-
  vestments and options written....       (32,969)     1,701,718       701,949
 Net increase (decrease) in
  unrealized net
  appreciation/depreciation of in-
  vestments and options written....    (1,300,712)      (457,501)      653,503
                                      -----------    -----------   -----------
 Net increase (decrease) in net as-
  sets resulting from operations...    (1,330,604)     1,261,588     1,439,638
                                      -----------    -----------   -----------
Dividends and distributions to
 shareholders (Note 1):
 From net investment income........           --         (78,490)      (67,661)
 From net realized gains...........           --      (1,204,821)   (1,042,169)
                                      -----------    -----------   -----------
Total dividends and distributions..           --      (1,283,311)   (1,109,830)
                                      -----------    -----------   -----------
Capital share transactions (Note
 4):
 Proceeds from sales of shares.....       567,446      5,329,586     2,238,592
 Reinvestment of dividends and dis-
  tributions.......................           --       1,022,174       626,390
 Payments for shares redeemed......      (310,809)    (1,066,413)     (387,839)
                                      -----------    -----------   -----------
 Net increase in net assets result-
  ing from capital stock transac-
  tions............................       256,637      5,285,347     2,477,143
                                      -----------    -----------   -----------
Total Increase (Decrease) in Net
 Assets............................    (1,073,967)     5,263,624     2,806,951
NET ASSETS:
 Beginning of Period...............    16,285,766     11,022,142     8,215,191
                                      -----------    -----------   -----------
 End of Period (including undis-
  tributed net investment income of
  $3,077 and $0 for the one month
  ended July 31, 1998 and the year
  ended June 30, 1998, respective-
  ly, and undistributed net invest-
  ment income of $53,427 for the
  year ended June 30, 1997)........   $15,211,799    $16,285,766   $11,022,142
                                      ===========    ===========   ===========

                          GREEN CENTURY BALANCED FUND
                              FINANCIAL HIGHLIGHTS

                             FOR THE
                            ONE MONTH              FOR THE YEARS ENDED JUNE 30,
                              ENDED      -----------------------------------------
                          JULY 31, 1998    1998     1997     1996    1995    1994
Net Asset Value, begin-
 ning of period.........     $ 13.79      $ 13.53  $ 13.34  $11.03  $ 9.68  $10.14
                             -------      -------  -------  ------  ------  ------
Income from investment
 operations:
 Net investment income..         --          0.02     0.12    0.10    0.10    0.07
 Net realized and
  unrealized gain (loss)
  on investments........       (1.11)        1.68     1.77    2.31    1.35   (0.46)
                             -------      -------  -------  ------  ------  ------
Total increase (de-
 crease) from investment
 operations.............       (1.11)        1.70     1.89    2.41    1.45   (0.39)
                             -------      -------  -------  ------  ------  ------
Less dividends and dis-
 tributions (Note 1):
 Dividends from net in-
  vestment income.......         --         (0.09)   (0.10)  (0.10)  (0.10)  (0.07)
 Distributions from net
  realized gains........         --         (1.35)   (1.60)    --      --      --
                             -------      -------  -------  ------  ------  ------
Total decrease from div-
 idends and distribu-
 tions..................         --         (1.44)   (1.70)  (0.10)  (0.10)  (0.07)
                             -------      -------  -------  ------  ------  ------
Net Asset Value, end of
 period.................     $ 12.68      $ 13.79  $ 13.53  $13.34  $11.03  $ 9.68
                             =======      =======  =======  ======  ======  ======
Total return............       (8.05)%(a)   13.13%   15.22%  21.98%  15.00%  (3.83)%
Ratios\Supplemental da-
 ta:
 Net assets, end of pe-
  riod (in 000's).......     $15,212      $16,286  $11,022  $8,215  $3,291  $3,151
 Ratio of expenses to
  average net assets....        2.50%(b)     2.50%    2.50%   2.50%   2.50%   2.50%
 Ratio of net investment
  income to average net
  assets................        0.22%(b)     0.12%    0.94%   0.85%   0.97%   0.74%
 Portfolio turnover.....           4%(a)       96%     109%    136%     16%     14%

(a) Not annualized
(b) Annualized

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                  JULY 31,1998

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)...... $15,426,641
Receivable for capital stock sold...................................      89,742
                                                                     -----------
   Total assets.....................................................  15,516,383
                                                                     -----------
LIABILITIES:
Accrued expenses (Note 2)...........................................      16,254
Payable for capital stock redeemed..................................      24,552
                                                                     -----------
   Total liabilities................................................      40,806
                                                                     -----------
NET ASSETS.......................................................... $15,475,577
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital..................................................... $12,577,082
Accumulated net realized gain on investment.........................      77,828
Net unrealized appreciation on investment...........................   2,820,667
                                                                     -----------
NET ASSETS.......................................................... $15,475,577
                                                                     ===========
SHARES OUTSTANDING..................................................     756,959
                                                                     ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...... $     20.44
                                                                     ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio.............................  $  116,592
Expenses from Index Portfolio......................................     (18,799)
                                                                     ----------
   Net income from Index Portfolio.................................      97,793
                                                                     ----------
EXPENSES:
Administrative services fee (Note 2)...............................     122,190
                                                                     ----------
NET INVESTMENT LOSS................................................     (24,397)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT:
Net realized gain on investment allocated from Index Portfolio.....     101,835
Net increase in net unrealized appreciation of investment allocated
 from Index Portfolio..............................................   1,755,126
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT.....................   1,856,961
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $1,832,564
                                                                     ==========

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE       FOR THE
                                                     YEAR ENDED    YEAR ENDED
                                                    JULY 31, 1998 JULY 31, 1997
INCREASE IN NET ASSETS:
From Operations:
 Net investment income (loss)......................  $   (24,397)  $    1,603
 Net realized gain on investment allocated from In-
  dex Portfolio....................................      101,835        6,238
 Net increase in net unrealized appreciation of in-
  vestment allocated from Index Portfolio..........    1,755,126    1,064,623
                                                     -----------   ----------
 Net increase in net assets resulting from opera-
  tions............................................    1,832,564    1,072,464
                                                     -----------   ----------
Dividends and distributions to shareholders:
 From net investment income........................          --        (4,238)
 From net realized gains...........................       (5,456)        (824)
                                                     -----------   ----------
 Total dividends and distributions.................       (5,456)      (5,062)
                                                     -----------   ----------
Capital Share Transactions (Note 4):
 Proceeds from sales of shares.....................   10,106,426    3,530,696
 Reinvestment of dividends and distributions.......        5,171        4,505
 Payments for shares redeemed......................   (1,738,306)    (207,152)
                                                     -----------   ----------
 Net increase in net assets resulting from capital
  share transactions...............................    8,373,291    3,328,049
                                                     -----------   ----------
Total Increase in Net Assets.......................   10,200,399    4,395,451
NET ASSETS:
 Beginning of period...............................    5,275,178      879,727
                                                     -----------   ----------
 End of period (including distributions in excess
  of net investment income of $0 and $2,240 for the
  years ended July 31, 1998, and July 31, 1997,
  respectively)....................................  $15,475,577   $5,275,178
                                                     ===========   ==========

                           GREEN CENTURY EQUITY FUND
                              FINANCIAL HIGHLIGHTS

                                                               FOR THE PERIOD
                                                             SEPTEMBER 13, 1995
                                           FOR THE YEARS      (COMMENCEMENT OF
                                           ENDED JULY 31,      OPERATIONS) TO
                                             ---------------   JULY 31, 1996
                                            1998      1997
Net Asset Value, beginning of period...... $ 16.86   $11.04        $10.00
                                           -------   ------        ------
Income from investment operations:
 Net investment income (loss).............   (0.03)    0.02          0.02
 Net realized and unrealized gain on in-
  vestments...............................    3.62     5.84          1.04
                                           -------   ------        ------
 Total increase from investment opera-
  tions...................................    3.59     5.86          1.06
                                           -------   ------        ------
Less dividends and distributions:
 Dividends from net investment income.....     --     (0.03)        (0.02)
 Distributions from net realized gains....   (0.01)   (0.01)          --
                                           -------   ------        ------
Total decrease from dividends and distri-
 butions..................................   (0.01)   (0.04)        (0.02)
                                           -------   ------        ------
Net Asset Value, end of period............ $ 20.44   $16.86        $11.04
                                           =======   ======        ======
Total return..............................   21.32%   53.14%        10.64%(a)
Ratios/supplemental data
 Net Assets, end of period (in 000's)..... $15,476   $5,275        $  880
 Ratio of expenses to average net assets..    1.50%    1.50%         1.50%(b)
 Ratio of net investment income to average
  net assets..............................   (0.26)%   0.07%         0.49%(b)

(a) Not annualized.
(b) Annualized.

                       See Notes to Financial Statements

          GREEN CENTURY BALANCED FUND/JUNE 30, 1998 AND JULY 31, 1998

                    GREEN CENTURY EQUITY FUND/JULY 31, 1998

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
  Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.
  The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Index Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio's income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund's proportionate interest in the net assets of the Index Portfolio (2.40% at July 31, 1998). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:
  (A) BALANCED FUND INVESTMENT VALUATION: Equity securities listed on national securities exchanges or reported through the NASDAQ system are valued at last sale price. Unlisted securities or listed securities for which last sale prices are not available are valued at the mean between the closing bid and asked prices if such securities are listed on a national exchange, and at the last quoted bid price in the case of securities not listed on a national exchange. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuation furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available are valued at fair value as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. EQUITY FUND INVESTMENT VALUATION:
      Valuation of securities by the Index Portfolio is discussed in Note 1 of the Index Portfolio's Notes to Financial Statements which are included elsewhere in this report.
  (B) BALANCED FUND SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
    EQUITY FUND SECURITIES TRANSACTIONS AND INVESTMENT INCOME: The Fund earns income, net of Index Portfolio expenses, daily based on its investment in the Index Portfolio.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  (C) DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Accordingly, at June 30, 1998 for the Balanced Fund, a reclassification was recorded to increase undistributed net investment income and reduce undistributed net realized gain by $7,692. No additional reclassification was required for the Balanced Fund for the period ended July 31, 1998. At July 31, 1998 for the Equity Fund, a reclassification was recorded to increase undistributed net investment income and reduce accumulated net realized gain on investment by $26,637.
  (D) BALANCED FUND OPTIONS WRITTEN: When the Balanced Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Balanced Fund realizes a gain equal to the amount of the premium originally received. When the Balanced Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.
      The risk in writing a call option is that the Balanced Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.
  (E) FEDERAL TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary. The Balanced Fund's accumulated net realized loss on sales of investments for federal income tax purposes at July 31, 1998 is $32,969. This loss carryover is available to offset future taxable gains in the Balanced Fund and, if not applied, will expire in 2006.

NOTE 2--TRANSACTIONS WITH AFFILIATES
  (A) INVESTMENT ADVISER: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets.
  (B) SUBADVISER: Winslow Management Company ("Winslow"), a division of Eaton Vance Management, is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually. For the year ended June 30, 1998, and the

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

      one month ended July 31, 1998, Green Century accrued fees of $60,011 and $5,491 respectively to Winslow.
  (C) ADMINISTRATOR: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at an annual rate equal to 1.50% of the Fund's average daily net assets, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
  (D) SUBADMINISTRATOR: Pursuant to a Subadministrative Services Agreement with the Administrator, Sunstone Financial Group, Inc. ("Sunstone"), as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended June 30, 1998 and the one month ended July 31, 1998, Green Century accrued fees of $34,436 and $3,304 respectively to Sunstone relating to services performed on behalf of the Balanced Fund, and for the year ended July 31, 1998, Green Century accrued fees of $35,388 to Sunstone relating to services performed on behalf of the Equity Fund. Prior to July 7, 1997, Signature Broker-Dealer Services, Inc. ("Signature") served as Subadministrator of the Funds. For the year ended June 30, 1998, Green Century accrued fees of $273 to Signature relating to services performed on behalf of the Balanced Fund.
  (E) DISTRIBUTION PLAN: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to Sunstone Distribution Services, LLC, as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended June 30, 1998 and the one month ended July 31, 1998, the Balanced Fund accrued and paid $34,488 and $3,437 respectively to Sunstone Distribution Services, LLC for services provided pursuant to the plan. Prior to July 7, 1997, Signature served as the Distributor of the Balanced Fund. For the year ended June 30, 1998, the Balanced Fund accrued and paid $456 to Signature for services provided pursuant to the Plan.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

NOTE 3--INVESTMENT TRANSACTIONS
  The Balanced Fund's purchases and sales of securities, other than short-term securities, aggregated $16,363,926 and $13,008,657, respectively for the year ended June 30, 1998, and $600,031 and $683,794 respectively for the one month ended July 31, 1998.
  The Balanced Fund's activity in written options was as follows:

                                                             PREMIUM   CONTRACTS
For the Year Ended June 30, 1998:
Options outstanding at June 30, 1997........................ $ 27,847     155
Options written.............................................  106,142     686
Options exercised...........................................  (24,223)   (210)
Options expired.............................................  (86,752)   (541)
Options closed..............................................   (6,569)    (45)
                                                             --------    ----
Options outstanding at June 30, 1998........................ $ 16,445      45
                                                             ========    ====
For the One Month Ended July 31, 1998:
Options outstanding at June 30, 1998........................ $ 16,445      45
Options written.............................................    6,664      34
Options closed..............................................  (16,445)    (45)
                                                             --------    ----
Options outstanding at July 31, 1998........................ $  6,664      34
                                                             ========    ====

  Additions and reductions in the Equity Fund's investment in the Index Portfolio aggregated $10,111,597 and $1,738,306 for the year ended July 31, 1998.

NOTE 4--CAPITAL SHARE TRANSACTIONS
  Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

                                       BALANCED FUND                     EQUITY FUND
                         ----------------------------------------- ------------------------
                                                                    FOR THE
                          FOR THE ONE     FOR THE       FOR THE    YEAR ENDED    FOR THE
                          MONTH ENDED   YEAR ENDED    YEAR ENDED      JULY     YEAR ENDED
                         JULY 31, 1998 JUNE 30, 1998 JUNE 30, 1997  31, 1998  JULY 31, 1997
Shares sold.............     41,766       360,830       178,968     535,842      248,224
Reinvestment of divi-
 dends..................          0        78,147        50,015         307          329
Shares redeemed.........    (22,956)      (72,916)      (30,384)    (92,049)     (15,392)
                            -------       -------       -------     -------      -------
                             18,810       366,061       198,599     444,100      233,161
                            =======       =======       =======     =======      =======

--------------------------------------------------------------------------------

TAX INFORMATION--UNAUDITED

  The federal tax status of distributions per share made to shareholders on December 29, 1997 was as follows:

                               NET                        28%           20%
                            INVESTMENT  SHORT-TERM     LONG-TERM     LONG-TERM
                              INCOME   CAPITAL GAINS CAPITAL GAINS CAPITAL GAINS
                            ---------- ------------- ------------- -------------
Balanced Fund..............  $0.0880      $0.4044       $0.4976       $0.4488
Equity Fund................     NONE      $0.0004          NONE       $0.0123

  For the Balanced Fund for the year ended June 30, 1998, 3.2% of dividends paid from net investment income and short-term capital gains qualified for the 70% dividends received deduction available to corporate shareholders. For the one-month period ended July 31, 1998, the Balanced Fund did not pay any dividends from net investment income or short-term capital gains that would qualify for the 70% dividends received deduction available to corporate shareholders.

  For the year ended July 31, 1998, the Equity Fund did not pay any dividends from net investment income or short-term capital gains that would qualify for the 70% dividends received deduction available to corporate shareholders.

[LOGO OF KPMG PEAT MARWICK LLP APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Green Century Funds

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Green Century Balanced Fund (the "Fund") as of July 31, 1998 and June 30, 1998, and the related statements of operations for the one-month period ended July 31, 1998 and the year ended June 30, 1998, and statements of changes in net assets for the one-month period ended July 31, 1998 and each of the years in the two-year period ended June 30, 1998 and financial highlights for the one month period ended July 31, 1998 and each of the years in the three-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended June 30, 1995 were audited by other auditors whose report thereon, dual-dated July 14, 1995 and August 3, 1995, expressed an unqualified opinion on those financial highlights.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 and June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund as of July 31, 1998 and June 30, 1998, the results of its operations, changes in its net assets and financial highlights for the years or periods described in the first paragraph above, in conformity with generally accepted accounting principles.

                                            /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 24, 1998

[LOGO OF KPMG PEAT MARWICK LLP APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Green Century Funds

  We have audited the accompanying statement of assets and liabilities of the Green Century Equity Fund (the "Fund") as of July 31, 1998, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period from September 13, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Equity Fund as of July 31, 1998, the results of its operations, changes in its net assets and financial highlights for the years or periods described in the first paragraph above, in conformity with generally accepted accounting principles.

                                               /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 24, 1998

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 JULY 31, 1998

                                                         SHARES     VALUE
APPAREL--0.3%
Brown Group, Inc. ......................................   1,700 $     27,413
Hartmarx Corporation (b)................................   4,400       29,700
Liz Claiborne, Inc. ....................................   8,600      332,175
Oshkosh B'Gosh..........................................   1,300       53,300
Phillips-Van Heusen Corporation.........................   3,000       41,250
Reebok International Ltd. (b)...........................   7,200      154,350
Russell Corporation.....................................   4,800      156,900
Springs Industries, Inc.................................   2,500       95,781
Stride Rite Corporation.................................   5,100       61,838
Timberland Company (The) (b)............................   1,500       96,750
V. F. Corporation.......................................  16,200      762,413
                                                                 ------------
                                                                    1,811,870
                                                                 ------------
BANKING--6.9%
Banc One Corporation....................................  94,794    4,899,665
BankAmerica Corporation.................................  92,500    8,301,875
BankBoston Corporation..................................  39,700    1,920,488
Bankers Trust New York Corporation......................  13,000    1,456,813
Fifth Third Bancorp.....................................  35,425    2,205,206
First Chicago NBD Corp..................................  38,606    3,235,665
Mellon Bank Corporation.................................  35,100    2,364,863
Morgan (J.P.) & Co. Incorporated........................  23,900    3,011,400
Norwest Corporation..................................... 102,300    3,676,406
PNC Bank Corp. .........................................  40,200    2,168,287
SunTrust Banks, Inc. ...................................  28,300    2,065,900
Synovus Financial Corp. ................................  34,950      773,269
Vermont Financial Services Corp. .......................   1,300       34,125
Wachovia Corporation....................................  27,800    2,380,375
Washington Mutual Inc. .................................  51,970    2,075,552
Wells Fargo & Company...................................  11,500    4,092,562
                                                                 ------------
                                                                   44,662,451
                                                                 ------------
COMMERCIAL PRODUCTS & SERVICES--1.9%
Angelica Corporation....................................     800       17,850
Avery Dennison Corporation..............................  15,300      880,706
Bemis Company, Inc. ....................................   6,800      262,650
Cintas Corporation......................................  13,000      660,563
Deluxe Corporation......................................  10,300      350,844
DeVry Inc. (b)..........................................   8,800      179,300
Donnelley (R.R.) & Sons Company.........................  18,500      786,250
Harland (John H.) Company...............................   3,300       51,975
Herman Miller, Inc......................................  11,700      324,675
HON Industries, Inc. ...................................   7,900      226,631
Ikon Office Solutions...................................  17,200      184,900

                                                         SHARES     VALUE
COMMERCIAL PRODUCTS & SERVICES--(CONTINUED)
Interface Inc. .........................................   6,900 $    112,988
Kelly Services, Inc. ...................................   4,975      170,083
Moore Corporation.......................................  11,300      121,475
National Service Industries, Inc. ......................   5,500      285,656
New England Business Service, Inc.......................   1,300       39,325
Pitney Bowes Inc........................................  38,300    1,934,150
Sealed Air Corporation (b)..............................  11,100      444,000
Sonoco Products Company.................................  14,045      410,816
Standard Register Company...............................   3,700      133,663
Tennant Company.........................................   1,000       43,875
Xerox Corporation.......................................  44,300    4,676,419
                                                                 ------------
                                                                   12,298,794
                                                                 ------------
CONSTRUCTION--0.3%
Apogee Enterprises, Inc. ...............................   3,000       38,906
Centex Corporation......................................   7,600      311,600
Champion Enterprises Inc. (b)...........................   6,100      161,650
Fleetwood Enterprises, Inc..............................   4,700      167,731
Granite Construction Incorporated.......................   2,100       74,550
Kaufman & Broad Home Corporation........................   5,100      142,481
Rouse Company...........................................   8,700      253,931
Sherwin-Williams Company................................  22,600      720,375
Skyline Corporation.....................................     900       28,969
TJ International, Inc...................................   1,700       39,525
                                                                 ------------
                                                                    1,939,718
                                                                 ------------
ENERGY--2.6%
Amoco Corporation....................................... 129,900    5,423,325
Anadarko Petroleum Corporation..........................  16,000      549,000
Apache Corporation......................................  12,800      339,200
Atlantic Richfield Company..............................  43,300    2,933,575
Consolidated Natural Gas Company........................  12,500      646,094
Enron Corp..............................................  44,500    2,355,719
Helmerich & Payne, Inc..................................   6,400      131,200
Oryx Energy Company (b).................................  13,500      248,906
Pennzoil Company........................................   6,000      270,000
Rowan Companies, Inc. (b)...............................  11,100      156,788
Santa Fe Energy Resources, Inc. (b).....................  13,100      115,444
Sun Company, Inc........................................  12,500      467,969
Union Pacific Resources Group, Inc......................  33,400      467,600

                                 JULY 31, 1998

                                                           SHARES     VALUE
ENERGY--(CONTINUED)
Western Atlas Inc. (b)....................................   6,900 $    451,519
Williams Companies........................................  57,300    1,837,181
                                                                   ------------
                                                                     16,393,520
                                                                   ------------
FINANCIAL SERVICES--5.8%
Ahmanson (H.F.) & Company.................................  14,300      944,694
American Express Company..................................  62,200    6,865,325
Block (H & R), Inc........................................  13,900      590,750
Dime Bancorp..............................................  14,900      443,275
Edwards (A.G.), Inc.......................................  12,187      476,055
Fannie Mae................................................ 141,300    8,760,600
Federal Home Loan Mortgage Corporation....................  92,600    4,375,350
FirstFed Financial Corp. (b)..............................   2,200       47,850
Golden West Financial.....................................   7,500      692,813
Household International, Inc..............................  66,246    3,295,739
MBIA Inc..................................................  12,700      855,663
MBNA Corporation..........................................  67,700    2,267,950
Merrill Lynch & Co., Inc..................................  46,800    4,563,000
Schwab (Charles) Corporation..............................  35,800    1,342,500
Student Loan Marketing Association........................  22,600    1,045,250
Transamerica Corporation..................................   8,400      992,250
Value Line, Inc...........................................   1,000       36,875
                                                                   ------------
                                                                     37,595,939
                                                                   ------------
FOODS & BEVERAGES--8.2%
Ben & Jerry's Homemade, Inc. (b)..........................     600       11,850
Bestfoods.................................................  39,000    2,169,375
Campbell Soup Company.....................................  61,500    3,321,000
Coca-Cola Company......................................... 333,800   26,933,488
Fleming Companies, Inc....................................   4,900       75,031
General Mills Incorporated................................  20,800    1,288,300
Heinz (H.J.) Company......................................  49,600    2,734,200
Hershey Foods Corporation.................................  18,800    1,186,750
Kellogg Company...........................................  55,600    1,841,750
Nature's Sunshine Products, Inc...........................   2,100       43,575
Odwalla, Incorporated (b).................................     500        6,000
PepsiCo, Inc.............................................. 202,100    7,844,006
Quaker Oats Company.......................................  18,200      962,325
Ralston Purina Company....................................  42,600    1,371,188
Smucker (J.M.) Company....................................   3,100       73,625
SUPERVALU Inc.............................................   7,700      381,631
Sysco Corporation.........................................  45,800    1,087,750
Tootsie Roll Industries, Inc..............................   4,254      178,136
Wrigley (Wm.) Jr. Company.................................  15,500    1,390,156
                                                                   ------------
                                                                     52,900,136
                                                                   ------------

                                                           SHARES     VALUE
HEALTH CARE--8.9%
Acuson Corporation (b)....................................   2,800 $     46,200
Allergan, Inc.............................................   8,400      438,900
ALZA Corporation (b)......................................  11,500      447,062
Becton Dickinson and Company..............................  16,400    1,355,050
Bergen Brunswig Corporation...............................   6,418      340,154
Biomet, Inc...............................................  14,300      446,875
Boston Scientific Corporation (b).........................  25,600    1,961,600
Forest Laboratories, Inc. (b).............................  10,200      382,500
Guidant Corp..............................................  20,300    1,508,544
Humana Health Plans, Inc. (b).............................  21,700      589,969
Johnson & Johnson......................................... 181,800   14,044,050
Mallinckrodt, Inc. .......................................   9,300      257,494
Manor Care, Inc...........................................   8,100      302,231
Marquette Medical Systems, Inc. (b).......................   2,000       48,250
Medtronic, Inc............................................  63,100    3,908,256
Merck & Co., Inc.......................................... 161,500   19,914,969
Mylan Laboratories, Inc...................................  16,200      440,438
Oxford Health Plans, Inc. (b).............................  10,200       82,237
Schering-Plough Corporation...............................  99,300    9,607,275
St. Jude Medical Inc. (b).................................  11,600      353,800
Stryker Corporation.......................................  12,800      556,000
Sunrise Medical Inc. (b)..................................   1,900       22,800
United American Healthcare Corporation (b)................     800        1,550
                                                                   ------------
                                                                     57,056,204
                                                                   ------------
HOUSEHOLD GOODS--5.2%
Alberto-Culver Company....................................   7,400      188,238
Avon Products, Inc. ......................................  17,700    1,531,050
Bassett Furniture Industries..............................   1,300       36,075
Black & Decker Corp. .....................................  12,400      705,250
Church & Dwight Co., Inc..................................   2,600       80,275
Clorox Company............................................  13,800    1,414,500
Colgate-Palmolive Company.................................  39,700    3,669,769
Enesco Group, Inc.........................................   1,600       46,400
Fedders Corporation.......................................   5,400       35,775
Fort James Corp...........................................  29,600      999,000
Handleman Company (b).....................................   4,200       37,538
Harman International Industries, Inc. ....................   2,430       95,833
Hasbro, Inc...............................................  17,350      627,853
Huffy Corporation.........................................   1,100       19,181
Kimberly-Clark Corporation................................  75,264    3,382,176
Leggett & Platt...........................................  25,600      686,400
Mattel, Inc...............................................  39,285    1,510,017
Maytag Corporation........................................  12,500      550,000

                                 JULY 31, 1998

                                                           SHARES     VALUE
HOUSEHOLD GOODS--(CONTINUED)
Newell Co.................................................  21,000 $  1,081,500
Oneida Ltd. ..............................................   1,600       41,800
Procter & Gamble Company.................................. 181,300   14,390,688
Rubbermaid Incorporated...................................  19,900      662,919
Shaw Industries, Inc. ....................................  16,100      297,850
Snap-On Incorporated......................................   7,750      275,125
Stanley Works.............................................  11,300      493,669
Thomas Industries Inc.....................................   1,500       33,469
Whirlpool Corporation.....................................  10,000      605,000
                                                                   ------------
                                                                     33,497,350
                                                                   ------------
INSURANCE--7.2%
Aetna, Inc................................................  19,570    1,356,446
American General Corporation..............................  34,262    2,340,523
American International Group, Inc.........................  94,500   14,251,781
Chubb Corporation.........................................  22,500    1,650,938
CIGNA Corporation.........................................  28,400    1,876,175
Cincinnati Financial Corporation..........................  21,685      775,239
General Re Corporation....................................  10,300    2,441,100
Hartford Steam Boiler Inspection and Insurance............   3,750      194,766
Jefferson-Pilot Corporation...............................  13,850      780,794
Lincoln National Corp.....................................  13,400    1,283,050
MGIC Investment Corp......................................  15,000      804,375
Marsh & McLennan Companies, Inc...........................  34,550    2,109,709
Providian Corporation.....................................  12,400      974,175
ReliaStar Financial Corporation...........................  12,100      600,463
SAFECO Corporation........................................  18,400      829,150
St. Paul Companies, Inc...................................  31,464    1,138,603
Torchmark Corporation.....................................  18,300      801,769
Travelers Group Inc....................................... 155,400   10,411,800
UNUM Corporation..........................................  18,600      979,988
Wesco Financial Corporation...............................     900      329,456
                                                                   ------------
                                                                     45,930,300
                                                                   ------------
MEDIA--3.8%
Banta Corporation.........................................   3,350      101,756
Comcast Corporation.......................................  49,500    2,247,607
Disney (Walt) Company..................................... 276,400    9,518,525
Dow Jones & Company.......................................  12,200      662,613
Harcourt General..........................................   9,000      507,937
King World Productions, Inc. (b)..........................   9,300      260,400
Lee Enterprises, Inc. ....................................   5,800      165,662
McGraw-Hill Companies.....................................  12,900    1,056,994
Media General, Inc. ......................................   3,500      162,969

                                                            SHARES    VALUE
MEDIA--(CONTINUED)
Media One Group............................................ 82,300 $  3,976,119
Meredith Corporation.......................................  6,700      280,144
New York Times Company..................................... 25,000      768,750
Scholastic Corporation (b).................................  2,200       92,194
Tele-Communications, Inc. (b).............................. 68,500    2,859,875
Times Mirror Company....................................... 11,600      696,725
Viacom, Inc. (b)...........................................  9,300      631,237
Washington Post Company....................................  1,300      707,850
                                                                   ------------
                                                                     24,697,357
                                                                   ------------
MISCELLANEOUS--1.1%
American Greetings Corporation.............................  9,300      429,544
Caraustar Industries, Inc. ................................  3,000       81,937
Case Corporation...........................................  9,500      322,406
CPI Corp. .................................................  1,000       25,000
Cross (A.T.) Company.......................................  1,400       14,525
Deere & Company............................................ 33,300    1,338,244
Gibson Greetings, Inc. ....................................  1,900       43,225
Hillenbrand Industries, Inc. ..............................  8,700      486,656
Hunt Manufacturing Co. ....................................  1,100       19,250
Ionics, Inc. ..............................................  1,900       60,325
Jostens, Inc. .............................................  4,300       97,019
Marriott International, Inc. .............................. 34,000    1,105,000
Omnicom Group Inc. ........................................ 22,400    1,176,000
Polaroid Corporation.......................................  5,800      191,400
Service Corporation International.......................... 34,300    1,299,112
Toro Company...............................................  1,200       32,550
Whitman Corporation........................................ 12,900      273,319
                                                                   ------------
                                                                      6,995,512
                                                                   ------------
MISCELLANEOUS MANUFACTURING--0.8%
Applied Materials, Inc. (b)................................ 49,100    1,644,850
Brady (W.H.) Co. ..........................................  2,200       45,100
Cincinnati Milacron Inc. ..................................  4,400       96,250
CLARCOR Inc. ..............................................  2,850       51,122
Crown Cork & Seal Company, Inc. ........................... 16,300      670,338
Dionex Corporation (b).....................................  2,400       53,250
Fastenal Company...........................................  4,900      213,915
General Signal Corporation.................................  5,300      211,337
Gerber Scientific Inc. ....................................  3,000       83,625
Graco Inc. ................................................  3,375       94,922
Illinois Tool Works Inc. .................................. 33,700    1,889,306
Isco, Inc. ................................................    300        1,950
Lawson Products, Inc. .....................................  1,100       25,094

                                 JULY 31, 1998

                                                           SHARES     VALUE
MISCELLANEOUS MANUFACTURING--(CONTINUED)
Millipore Corporation.....................................   5,600 $    135,800
Nordson Corporation.......................................   2,000       94,125
Watts Industries..........................................   2,900       58,362
Wellman, Inc. ............................................   3,500       69,344
                                                                   ------------
                                                                      5,438,690
                                                                   ------------
RESOURCE DEVELOPMENT--1.2%
Air Products & Chemicals, Inc. ...........................  31,400    1,099,000
Aluminum Company of America...............................  22,600    1,566,463
Battle Mountain Gold Company..............................  29,300      137,344
Betz Laboratories.........................................   3,400      227,800
Cabot Corporation.........................................   8,600      233,813
Calgon Carbon Corporation.................................   4,300       43,538
Consolidated Papers, Inc. ................................  11,400      328,463
Cyprus Amax Minerals Company..............................  11,900      148,750
Echo Bay Mines Ltd (b)....................................  17,800       36,713
Fuller (H.B.) Company.....................................   1,800      101,250
IMCO Recycling Inc. ......................................   1,600       25,700
Inland Steel Industries, Inc. ............................   6,200      174,763
Mead Corporation..........................................  13,300      399,831
Morton International, Inc. ...............................  16,600      401,513
Nalco Chemical Company....................................   8,600      295,088
Nucor Corporation.........................................  11,750      511,125
Praxair, Inc. ............................................  20,800    1,024,400
Sigma-Aldrich Corporation.................................  13,400      386,925
Westvaco Corporation......................................  12,900      323,306
Worthington Industries, Inc. .............................  12,300      177,581
                                                                   ------------
                                                                      7,643,366
                                                                   ------------
RETAIL--10.7%
Albertson's, Inc. ........................................  33,300    1,600,481
American Stores Companies.................................  35,500      823,156
Bob Evans Farms, Inc. ....................................   4,600       85,819
Charming Shoppes, Inc. (b)................................  12,800       59,200
Circuit City Stores, Inc. ................................  13,100      677,925
Claire's Stores, Inc. ....................................   6,200      129,425
Costco Companies Inc. (b).................................  28,915    1,640,926
CVS Corporation...........................................  51,600    2,115,600
Dayton Hudson Corporation.................................  59,100    2,825,719
Dillard Department Stores, Inc. ..........................  14,100      484,688
Dollar General Corporation................................  18,785      770,185
Egghead, Inc. (b).........................................   3,100       44,950
Gap, Inc. (The)...........................................  54,850    3,270,431
Great Atlantic & Pacific Tea Company, Inc. ...............   5,000      150,313
Hannaford Bros. Co. ......................................   5,400      234,563

                                                           SHARES     VALUE
RETAIL--(CONTINUED)
Home Depot, Inc. ......................................... 198,598 $  8,316,291
Kmart Corporation (b).....................................  66,000    1,076,625
Kroger Co. (b)............................................  34,600    1,637,013
Lands' End, Inc. (b)......................................   3,600       94,725
Lillian Vernon Corporation................................   1,000       16,375
Limited, Inc. (The).......................................  34,300      919,669
Longs Drug Stores Corporation.............................   5,100      140,888
Lowe's Companies, Inc. ...................................  47,100    1,813,350
Luby's Cafeterias, Inc. ..................................   2,300       37,519
May Department Stores Company.............................  31,000    1,989,813
McDonald's Corporation....................................  92,900    6,206,881
Nordstrom, Inc. ..........................................  20,300      633,740
Penney (J.C.) Company, Inc. ..............................  33,900    1,989,506
Pep Boys--Manny, Moe & Jack...............................   8,100      139,725
Ruby Tuesday, Inc. .......................................   3,400       52,488
Ryan's Family Steakhouse, Inc. (b)........................   5,300       57,638
Sears, Roebuck and Co. ...................................  52,600    2,669,450
Spec's Music, Inc. (b)....................................     200          660
Starbucks Corporation (b).................................  11,400      477,375
Tandy Corporation.........................................  13,100      744,244
TCBY Enterprises, Inc. ...................................   2,300       18,831
TJX Companies, Inc. ......................................  43,000    1,010,500
Toys "R' Us, Inc. (b).....................................  37,120      844,480
Venator Group, Inc. ......................................  17,200      247,250
Walgreen Company..........................................  67,100    2,897,881
Wal-Mart Stores, Inc. .................................... 303,500   19,158,438
Wendys International Inc. ................................  16,700      372,619
Whole Foods Market, Inc. (b)..............................   3,400      184,450
                                                                   ------------
                                                                     68,661,805
                                                                   ------------
TECHNOLOGY--25.4%
3Com Corporation (b)......................................  47,500    1,175,625
Adaptec Inc (b)...........................................  14,900      173,212
Advanced Micro Devices, Inc. (b)..........................  18,300      315,675
American Power Conversion (b).............................  12,100      390,225
Analog Devices, Inc. (b)..................................  21,600      464,400
Apple Computer, Inc. (b)..................................  17,700      612,863
AT&T Corporation.......................................... 219,600   13,313,250
Ault Inc. (b).............................................     500        1,969
Autodesk, Inc.............................................   6,000      196,500
Automatic Data Processing, Inc............................  40,500    2,741,344
Avnet, Inc. ..............................................   5,000      274,375
Baldor Electric Company...................................   4,900      101,675
Broderbund Software Inc. (b)..............................   2,800       58,800
Ceridian Corp. (b)........................................   9,700      554,719

                                 JULY 31, 1998

                                                           SHARES     VALUE
TECHNOLOGY--(CONTINUED)
Cisco Systems, Inc. (b)................................... 138,300 $ 13,242,225
Citizens Utilities Company (b)............................  32,467      284,086
Compaq Computer Corporation............................... 223,389    7,343,897
Computer Associates International, Inc....................  73,800    2,449,238
Cooper Industries, Inc....................................  15,700      823,269
Dell Computer Corp. (b)...................................  87,000    9,447,652
DSC Communications Corporation (b)........................  15,800      479,430
EMC Corp. Mass (b)........................................  67,300    3,297,700
Grainger (W.W.), Inc. ....................................  12,600      555,975
Hewlett-Packard Company................................... 140,000    7,770,000
Hubbell Incorporated......................................   8,560      359,520
Hutchinson Technology (b).................................   2,200       47,575
Inprise Corp. (b).........................................   6,500       40,625
Intel Corporation......................................... 229,300   19,361,519
International Business Machines Corporation............... 129,800   17,198,500
LSI Logic (b).............................................  17,900      370,306
MCI Communications Corporation............................  97,900    6,339,025
Merix Corporation (b).....................................     600        3,600
Micron Technology, Inc. (b)...............................  28,300      944,513
Microsoft Corporation (b)................................. 333,100   36,682,638
Molex Incorporated........................................  20,837      591,250
National Semiconductor Corporation (b)....................  20,900      257,331
Novell Inc. (b)...........................................  47,700      542,588
Perkin-Elmer Corporation..................................   6,100      357,612
QRS Corporation (b).......................................     700       22,050
Quarterdeck Corporation (b)...............................   7,300        4,562
Raychem Corporation.......................................  10,700      333,037
Scientific Atlanta Inc. ..................................  10,300      247,844
Shared Medical Systems Corporation........................   3,400      230,775
Solectron Corporation (b).................................  15,100      724,800
Sprint Corporation........................................  57,800    4,046,000
Stratus Computer, Inc. (b)................................   3,200       92,000
Sun Microsystems, Inc. (b)................................  51,300    2,423,925
Tektronix, Inc............................................   6,400      175,200
Tellabs, Inc. (b).........................................  24,600    1,851,917
Texas Instruments, Inc....................................  52,400    3,107,974
Thomas & Betts Corporation................................   7,000      287,000
Xilinx, Inc. (b)..........................................   9,500      356,250
                                                                   ------------
                                                                    163,068,041
                                                                   ------------

                                                            SHARES     VALUE
TRANSPORTATION--1.3%
Airborne Freight Corporation...............................   6,400 $    152,800
Alaska Air Group, Inc. (b).................................   3,200      134,000
AMR Corporation (b)........................................  24,400    1,743,075
Consolidated Freightways Corporation (b)...................   2,100       24,413
Delta Air Lines, Inc. .....................................  10,000    1,225,000
FDX Holding Corporation (b)................................  19,800    1,201,613
GATX Corporation...........................................   6,200      237,925
Norfolk Southern Corporation...............................  50,700    1,514,662
Roadway Express, Inc. .....................................   2,000       27,250
Ryder System, Inc..........................................   9,500      275,500
Southwest Airlines Co. ....................................  29,700      978,244
UAL Corporation (b)........................................   7,700      599,637
Yellow Corporation (b).....................................   2,800       44,800
                                                                    ------------
                                                                       8,158,919
                                                                    ------------
UTILITIES--7.3%
AGL Resources Inc..........................................   7,300      137,331
American Water Works, Inc. ................................  10,200      305,363
Ameritech.................................................. 148,700    7,314,181
Bell Atlantic Corporation.................................. 209,822    9,520,673
BellSouth Corporation...................................... 133,700    9,133,381
CalEnergy Company, Inc. (b)................................   9,000      244,688
Cleco Corporation..........................................   3,000       89,063
Connecticut Energy Corporation.............................   1,000       25,625
Eastern Enterprises........................................   2,700      107,831
El Paso Energy Corporation.................................  15,700      533,800
Energen Corporation........................................   3,900       67,031
Equitable Resources, Inc. .................................   4,800      118,200
Frontier Corporation.......................................  22,800      765,225
Idaho Power Company........................................   4,900      147,919
LG&E Energy Corp...........................................  17,200      419,250
Marketspan Corp............................................  20,600      567,788
MCN Corporation............................................  10,000      248,125
New Century Energies, Inc. ................................  14,500      603,563
NICOR Inc. ................................................   6,100      234,850
Northwest Natural Gas Co...................................   3,100       81,375
Northwestern Corp..........................................   2,000       49,750
Oklahoma Gas and Electric Company..........................  10,300      268,444
Peoples Energy Corporation.................................   4,600      161,000
Potomac Electric Power Company.............................  15,100      364,287
SBC Communications Inc..................................... 248,518   10,158,173
Sonat Inc..................................................  14,600      427,050
Southern New England Telecommunications Corporation........   8,900      612,987

                     PORTFOLIO OF INVESTMENTS--(CONCLUDED)

                                 JULY 31, 1998

                                                            SHARES    VALUE
UTILITIES--(CONTINUED)
Telephone and Data Systems, Inc. ..........................  7,800 $    312,000
U S West Communications Group.............................. 67,841    3,621,013
Washington Gas Light Company...............................  5,600      133,000
                                                                   ------------
                                                                     46,772,966
                                                                   ------------
VEHICLE COMPONENTS--0.5%
Cooper Tire and Rubber Company............................. 10,000      188,750
Cummins Engine Company, Inc. ..............................  5,000      278,438
Dana Corporation........................................... 22,100    1,099,475
Federal-Mogul Corporation..................................  6,500      390,812
Genuine Parts Company...................................... 23,300      808,219
Modine Manufacturing Company...............................  3,800      126,825



                                                            SHARES    VALUE
VEHICLE COMPONENTS--(CONTINUED)
Smith (A.O.) Corporation................................... 2,000  $     82,625
Spartan Motors, Inc. ...................................... 1,200         6,450
SPX Corporation (b)........................................ 1,600        90,890
                                                                   ------------
                                                                      3,072,484
                                                                   ------------
TOTAL INVESTMENTS (A)--99.4%...................................... $638,595,422
Other Assets, less liabilities--0.6%..............................    3,640,213
                                                                   ------------
NET ASSETS--100.0%................................................ $642,235,635
                                                                   ============

-------
(a) The aggregate cost for book and federal income tax purposes is $462,874,654, the aggregate gross unrealized appreciation is $182,864,578, and the aggregate gross unrealized depreciation is $7,143,810, resulting in net unrealized appreciation of $175,720,768.
(b) Non-income producing security.

                   See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                                 JULY 31, 1998

ASSETS:
Investments at value (Cost $462,874,654).......................... $638,595,422
Cash..............................................................    7,419,976
Receivable for securities sold....................................      706,600
Dividends receivable..............................................      698,498
                                                                   ------------
   Total assets...................................................  647,420,496
                                                                   ------------
LIABILITIES:
Payable for securities purchased..................................    4,868,668
Accrued expenses (Note 2).........................................      316,193
                                                                   ------------
   Total liabilities..............................................    5,184,861
                                                                   ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS.......... $642,235,635
                                                                   ============

                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $930)...               $ 5,509,338
                                                                    -----------
EXPENSES:
Management fee (Note 2)..............................                   753,366
Sub management fee (Note 2)..........................                    86,354
Professional fees....................................                    70,185
Custody fees (Note 3)................................                   166,325
Trustee fees.........................................                     5,226
Administrative fee (Note 2)..........................                     6,149
Miscellaneous........................................                     2,178
                                                                    -----------
Total expenses.......................................                 1,089,783
 Fees paid indirectly................................                  (157,745)
 Management fee waived...............................                   (51,019)
                                                                    -----------
   Net expenses......................................                   881,019
                                                                    -----------
NET INVESTMENT INCOME................................                 4,628,319
NET REALIZED GAIN ON INVESTMENTS
Proceeds from sales..................................  $ 19,964,446
Cost of securities sold..............................    15,128,020
                                                       ------------
   Net realized gain on investments..................                 4,836,426
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS
 Beginning of year...................................    91,161,408
 End of year.........................................   175,720,768
                                                       ------------
   Net change in unrealized appreciation.............                84,559,360
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS...............................................               $94,024,105
                                                                    ===========

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED
                                                    JULY 31, 1998  JULY 31, 1997
INCREASE (DECREASE) IN NET ASSETS
From Operations:
 Net investment income............................. $  4,628,319   $  2,240,276
 Net realized gain on investments..................    4,836,426        433,417
 Net change in unrealized appreciation of invest-
  ments............................................   84,559,360     74,540,873
                                                    ------------   ------------
 Net Increase in Net Assets Resulting from Opera-
  tions............................................   94,024,105     77,214,566
                                                    ------------   ------------
Transactions in Investors' Beneficial Interest:
 Additions.........................................  267,044,708    137,135,556
 Reductions........................................  (11,192,148)   (22,391,710)
                                                    ------------   ------------
 Net Increase in Net Assets from Transactions in
  Investors' Beneficial Interests..................  255,852,560    114,743,846
                                                    ------------   ------------
Total Increase in Net Assets.......................  349,876,665    191,958,412
NET ASSETS:
 Beginning of year.................................  292,358,970    100,400,558
                                                    ------------   ------------
 End of year....................................... $642,235,635   $292,358,970
                                                    ============   ============

                              FINANCIAL HIGHLIGHTS

                                             FOR THE YEARS ENDED JULY 31,
                          ----------------------------------------------------------------
                            1998            1997         1996           1995        1994
Net Assets (000's)......  $642,236        $292,359     $100,401        $54,003     $31,322
Ratio of net investment
 income to average net
 assets.................      1.05%(1)        1.34%        1.48%(3)       1.85%(4)    2.13%(4)
Ratio of expenses to av-
 erage net assets.......      0.25%(1)(2)     0.29%(2)     0.59%(2)(3)    0.43%(4)    0.29%(4)
Portfolio turnover
 rate...................         5%              1%           5%             6%          8%
Average commission rate
 paid per share.........  $ 0.0402        $ 0.0512     $ 0.0496             --          --

(1) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(2) Ratio of expenses to average net assets for the years ended July 31, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20%, 0.25% and 0.50% for the years ended July 31, 1998, 1997 and 1996, respectively.
(3) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.
(4) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42%
    respectively.

                       See Notes to Financial Statements

                  DOMINI SOCIAL INDEX PORTFOLIO/JULY 31, 1998

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
  Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.
  (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.
  (B) DIVIDEND INCOME: Dividend income is reported on the ex-dividend date.
  (C) FEDERAL TAXES: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
  (D) OTHER: Investment transactions are accounted for on the trade date.
      Gains and losses are determined on the basis of identified cost.

NOTE 2--TRANSACTIONS WITH AFFILIATES
  (A) MANAGER. Domini Social Investments LLC ("DSIL" or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to reduction to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998 (the contract anniversary date).
  (B) SUBMANAGER. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal, on an annual basis, to 0.10% of the average daily net assets of the Portfolio.
  (C) PRIOR ADVISORY, MANAGEMENT, SPONSORSHIP AND ADMINISTRATIVE
      AGREEMENTS. Prior to October 22, 1997, pursuant to an investment advisory agreement, KLD served as investment adviser to the

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

    Index Portfolio and furnished continuously an investment program by determining the stocks to be included in the Index. KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Additionally, prior to October 22, 1997, pursuant to a management agreement, Mellon Equity served as investment manager and managed the assets of the Index Portfolio on a daily basis. Prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Index Portfolio. KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for administrative services. Prior to November 6, 1996, pursuant to an administrative services agreement, Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, the management and administration fees with respect to the Portfolio were equal to 0.15% of the Index Portfolio's average daily net assets for its then current fiscal year.

NOTE 3--INVESTMENT TRANSACTIONS
  Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $277,785,785 and $19,964,446, respectively. Custody fees of the Portfolio were reduced by $157,745 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

[LOGO OF KPMG PEAT MARWICK LLP APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Index Portfolio (the "Portfolio") as of July 31, 1998, and the related statement of operations for the year then ended, and the related statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                               /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 24, 1998

                       THIS PAGE INTENTIONALLY LEFT BLANK
                                   YOUR NOTES

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                                                                   Annual Report
--------------------------------------------------------------------------------

INVESTMENT ADVISER (BALANCED FUND) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place                                                      GREEN
Boston, MA 02111                                                   CENTURY
1-800-93-GREEN                                                       FUNDS

INVESTMENT SUBADVISER (BALANCED FUND)                             [GRAPHIC
Winslow Management Company                                         APPEARS
24 Federal Street                                                   HERE]
Boston, MA 02110

INVESTMENT MANAGER (INDEX PORTFOLIO)
Domini Social Investments LLC
11 West 25th Street
New York, NY 10010

INVESTMENT SUBMANAGER (INDEX PORTFOLIO)
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258-0001

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR AND DISTRIBUTOR
Sunstone Financial Group, Inc.
(Subadministrator)
Sunstone Distribution Services,
LLC (Distributor)
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202

TRANSFER AGENT AND CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS                                                   Balanced
KPMG Peat Marwick LLP                                                      Fund
99 High Street                                                    June 30, 1998
Boston, MA 02110                                                  July 31, 1998
--------------------------------------------------------------------------------
        GREEN        [GRAPHIC APPEARS                               Equity Fund
      CENTURY             HERE]                                   July 31, 1998
        FUNDS(R)
An investment for your future.

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